UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21614

Eaton Vance Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2006

Item 1. Reports to Stockholders

Annual Report September 30, 2006

EATON VANCE
ENHANCED
EQUITY
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006
MANAGEMENT‘S DISCUSSION OF FUND PERFORMANCE

Walter A. Row
Lewis R. Piantedosi
Eaton Vance Management

David R. Fraley
Ronald M. Egalka
Rampart Investment
Management

The Fund

•               Based on share price, Eaton Vance Enhanced Equity Income Fund (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EOI, had a total return of 9.77% for the year ended September 30, 2006. This return resulted from an increase in share price to $20.07 on September 30, 2006, from $19.89 on September 30, 2005, plus the reinvestment of $1.644 per share in distributions. The Fund’s primary objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its primary investment strategy by using a systematic program of covered call option writing (selling) on a substantial portion of its portfolio securities to enhance the returns and dampen the volatility of its underlying stock portfolio.

•               Based on net asset value (NAV), the Fund had a total return of 8.46% for the same period. This return was the result of a decrease in NAV per share to $19.90 on September 30, 2006, from $19.96 on September 30, 2005, plus the reinvestment of $1.644 per share in distributions.

•               For comparison, the CBOE S&P 500 BuyWrite Index (BXM), a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index, had a total return of 7.21% for the period. The S&P 500 Index, an unmanaged index commonly used to measure the performance of U.S. stocks, had a total return of 10.78% for the same period. The Lipper Options Arbitrage/Options Strategies Funds Classication had a total return of 9.21% over the same period.(1)

Management Discussion

•               The stock market posted healthy gains for the 12 months ended September 30, 2006, as a result of continued strong corporate earnings growth, a stabilization of interest rates, and lower oil prices. The S&P 500 Index recorded a total return of 10.78%, with more than half of this return being recorded in the third quarter of 2006.(1)

•               The best performance among the 10 economic sectors that make up the S&P 500 Index was posted by telecommunications services, which experienced sector consolidation and strong earnings growth during the period. The financial sector posted the second-best performance, as both banks and diversified financials racked up healthy returns. The S&P 500 Index’s telecom and financial components recorded returns of 25% and 20%, respectively, for the past 12 months.(1)

•               While all sectors of the S&P 500 Index posted gains over the past 12 months, the information technology and energy sectors recorded the smallest advance. Earnings growth within the technology sector slowed dramatically over the last 12 months, and many tech bellwethers faced intense competition. The energy sector, which had led the market over the last two years, showed signs of weakness, as energy prices moved lower. The S&P 500 Index’s information technology and energy sectors each posted returns of about 3.4%.

•               The Fund’s holdings in the financials sector contributed positively to overall performance, with an overweighting in the outperforming capital markets space and strong selection in bank stocks adding to returns. A relative overweighting in materials, which performed well during the period, further contributed positively, as did stock selection among utilities names.(2)

•               After three years of out performance, the energy sector retreated during the period. The Fund’s stock selection within this underperforming space was also a factor, as this had a dragging effect on the Fund’s performance. The health care sector had a negative impact on Fund performance as well, due to an underexposure to rebounding large-cap pharmaceutical stocks. An underweighting and stock selection in telecommunications further hindered returns.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)  Holdings and industry weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•               At September 30, 2006, the Fund had written call options on 72.4% of its equity holdings. Covered call option writing strategies can provide option premium income that can help mitigate losses to an equity portfolio in a down market.

•               The level of option premium available from writing call options is dependent, to a large extent, on investors’ expectation of the future volatility of the underlying asset. This volatility expectation, or “implied volatility,” is the primary driving force in determining the level of option premiums. The implied volatility of equity options rose modestly during the year ended September 30, 2006. This was the result of a slight decline and a slight increase in the perceived investment risk of large-cap and mid-to-small cap stocks, respectively.

•               This environment of volatility allowed Rampart Investment Management, the Fund’s options manager, to increase, in some cases, the degree to which the calls were written “out-of-the-money.” A call option is out-of-the-money when its strike price is greater than the price of the underlying security. The Fund tends to write farther out-of-the-money options after a market or stock decline – a good time to have more upside exposure. Conversely, the Fund tends to write closer to- the-money options after a period of market or stock strength – a good time to be taking a more conservative position. In effect, this strategy seeks to emulate a “buy low (less hedge)/sell high (more hedge)” investment approach.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

FUND PERFORMANCE

Performance

Average Annual Total Returns (by share price, New York Stock Exchange)

One Year	9.77%
Life of Fund (10/29/04)	10.76%

Average Amount Total Returns (at net asset value)

One Year	8.46%
Life of Fund (10/29/04)	10.27%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest Equity Holdings*
By total investments

Microsoft Corp.	1.7%
Walgreen Co.	1.7
Nike, Inc., Cl B	1.5
Comcast Corp., Class A	1.5
Citigroup, Inc.	1.4
American Express Co.	1.4
Altria Group, Inc.	1.4
UBS AG	1.3
Paychex, Inc.	1.3
JPMorgan Chase & Co.	1.3

Common Stock Sector Allocation*
By total investments

* Fund information may not be representative of the Fund’s current or future investments and may change due to active management. The sector allocation and largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at September 30, 2006.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks(1) — 100.5%
Security	Shares	Value
Aerospace & Defense — 5.8%
Boeing Co.	98,000	$7,727,300
General Dynamics Corp.	129,694	9,295,169
L-3 Communications Holdings, Inc.	105,000	8,224,650
Northrop Grumman Corp.	115,600	7,868,892
Precision Castparts Corp.	76,878	4,855,615
United Technologies Corp.	125,000	7,918,750
		$45,890,376
Auto Components — 1.2%
BorgWarner, Inc.	158,700	$9,072,879
		$9,072,879
Biotechnology — 1.9%
Amgen, Inc.(2)	96,800	$6,924,104
Biogen Idec, Inc.(2)	180,000	8,042,400
		$14,966,504
Capital Markets — 8.4%
Bank of New York Co., Inc.	214,000	$7,545,640
Charles Schwab Corp.	386,500	6,918,350
Deutsche Bank AG	81,500	9,837,050
E*Trade Financial Corp.(2)	247,000	5,908,240
Goldman Sachs Group, Inc.	52,400	8,864,508
Mellon Financial Corp.	195,000	7,624,500
Merrill Lynch & Co., Inc.	115,400	9,026,588
UBS AG	174,100	10,325,871
		$66,050,747
Chemicals — 1.1%
Ecolab, Inc.	195,000	$8,349,900
		$8,349,900
Commercial Banks — 1.3%
Wachovia Corp.	180,053	$10,046,957
		$10,046,957
Commercial Services & Supplies — 1.5%
Cintas Corp.	130,200	$5,316,066
Donnelley (R.R.) & Sons Co.	188,000	6,196,480
		$11,512,546

Security	Shares	Value
Communications Equipment — 2.1%
Cisco Systems, Inc.(2)	371,100	$8,535,300
Corning, Inc.(2)	338,000	8,250,580
		$16,785,880
Computer Peripherals — 3.9%
Apple Computer, Inc.(2)	123,000	$9,474,690
Hewlett-Packard Co.	173,800	6,376,722
International Business Machines Corp.	92,300	7,563,062
Seagate Technology(2)	320,000	7,388,800
		$30,803,274
Construction & Engineering — 0.9%
Fluor Corp.	92,200	$7,089,258
		$7,089,258
Consumer Finance — 2.4%
American Express Co.	198,800	$11,148,704
Capital One Financial Corp.	95,000	7,472,700
		$18,621,404
Diversified Financial Services — 2.8%
Citigroup, Inc.	237,600	$11,801,592
JPMorgan Chase & Co.	218,615	10,266,160
		$22,067,752
Diversified Telecommunication Services — 1.0%
Embarq Corp.	13,115	$634,373
Verizon Communications, Inc.	161,000	5,977,930
Windstream Corp.	115,733	1,526,518
		$8,138,821
Electric Utilities — 1.0%
Exelon Corp.	135,684	$8,214,309
		$8,214,309
Electrical Equipment — 1.0%
Emerson Electric Co.	94,000	$7,882,840
		$7,882,840

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electronic Equipment & Instruments — 0.5%
Rogers Corp.(2)	64,500	$3,982,875
		$3,982,875
Energy Equipment & Services — 4.6%
Diamond Offshore Drilling, Inc.	101,683	$7,358,799
Halliburton Co.	344,000	9,786,800
Nabors Industries, Ltd.(2)	192,800	5,735,800
Noble Corp.	84,500	5,423,210
Schlumberger, Ltd.	123,200	7,642,096
		$35,946,705
Food & Staples Retailing — 5.3%
BJ's Wholesale Club, Inc.(2)	235,000	$6,857,300
CVS Corp.	202,500	6,504,300
Safeway, Inc.	198,500	6,024,475
Walgreen Co.	315,000	13,982,850
Wal-Mart Stores, Inc.	165,000	8,137,800
		$41,506,725
Food Products — 0.9%
Wm. Wrigley Jr. Co.	160,000	$7,369,600
		$7,369,600
Health Care Equipment & Supplies — 3.9%
Biomet, Inc.	190,300	$6,125,757
C.R. Bard, Inc.	110,000	8,250,000
Edwards Lifesciences Corp.(2)	138,400	6,448,056
Medtronic, Inc.	69,700	3,236,868
Respironics, Inc.(2)	163,000	6,293,430
		$30,354,111
Health Care Providers & Services — 2.8%
Caremark Rx, Inc.	160,400	$9,089,868
Medco Health Solutions, Inc.(2)	146,400	8,800,104
Omnicare, Inc.	100,500	4,330,545
		$22,220,517
Hotels, Restaurants & Leisure — 3.4%
Harrah's Entertainment, Inc.	124,400	$8,263,892
Starwood Hotels & Resorts Worldwide, Inc.	171,100	9,785,209
Yum! Brands, Inc.	160,000	8,328,000
		$26,377,101

Security	Shares	Value
Household Products — 2.0%
Colgate-Palmolive Co.	127,500	$7,917,750
Procter & Gamble Co.	121,573	7,535,095
		$15,452,845
Independent Power Producers & Energy Traders — 1.2%
TXU Corp.	148,887	$9,308,415
		$9,308,415
Industrial Conglomerates — 1.0%
Tyco International, Ltd.	285,300	$7,985,547
		$7,985,547
Insurance — 5.4%
Aflac, Inc.	209,200	$9,572,992
Assurant, Inc.	158,900	8,486,849
Lincoln National Corp.	131,500	8,163,520
W. R. Berkley Corp.	221,200	7,828,268
Willis Group Holdings, Ltd.	222,300	8,447,400
		$42,499,029
Internet Software & Services — 0.9%
Google, Inc., Class A(2)	17,700	$7,113,630
		$7,113,630
IT Services — 2.3%
Electronic Data Systems Corp.	321,000	$7,870,920
Paychex, Inc.	278,800	10,273,780
		$18,144,700
Life Sciences Tools & Services — 0.7%
Fisher Scientific International, Inc.(2)	72,200	$5,648,928
		$5,648,928
Machinery — 0.8%
Deere & Co.	74,500	$6,251,295
		$6,251,295
Media — 2.5%
Comcast Corp., Class A(2)	332,000	$12,234,200
Time Warner, Inc.	418,500	7,629,255
		$19,863,455

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Metals & Mining — 3.0%
Alcoa, Inc.	315,200	$8,838,208
BHP Billiton, Ltd. ADR	194,500	7,367,660
Newmont Mining Corp.	180,500	7,716,375
		$23,922,243
Multiline Retail — 1.2%
Federated Department Stores, Inc.	216,000	$9,333,360
		$9,333,360
Oil, Gas & Consumable Fuels — 4.0%
Apache Corp.	150,000	$9,480,000
Chevron Corp.	134,700	8,736,642
Suncor Energy, Inc.	90,969	6,554,316
Williams Co., Inc.	287,100	6,853,077
		$31,624,035
Pharmaceuticals — 3.4%
Allergan, Inc.	81,000	$9,121,410
Johnson & Johnson	154,700	10,046,218
Wyeth	152,300	7,742,932
		$26,910,560
Real Estate Investment Trusts (REITs) — 1.0%
AvalonBay Communities, Inc.	65,015	$7,827,806
		$7,827,806
Semiconductors & Semiconductor Equipment — 3.2%
Altera Corp.(2)	240,000	$4,411,200
Analog Devices, Inc.	184,500	5,422,455
Applied Materials, Inc.	428,800	7,602,624
Intel Corp.	195,500	4,021,435
Linear Technology Corp.	129,300	4,023,816
		$25,481,530
Software — 3.2%
Microsoft Corp.	512,700	$14,012,091
Oracle Corp.(2)	362,300	6,427,202
SAP AG ADR	89,100	4,410,450
		$24,849,743

Security	Shares	Value
Specialty Retail — 2.2%
Bed Bath and Beyond, Inc.(2)	237,400	$9,082,924
Staples, Inc.	330,000	8,028,900
		$17,111,824
Textiles, Apparel & Luxury Goods — 1.6%
Nike, Inc., Class B	142,000	$12,442,040
		$12,442,040
Thrifts & Mortgage Finance — 1.0%
Freddie Mac	118,000	$7,826,940
		$7,826,940
Tobacco — 1.4%
Altria Group, Inc.	144,300	$11,046,165
		$11,046,165
Wireless Telecommunication Services — 0.8%
Alltel Corp.	111,900	$6,210,450
		$6,210,450
Total Common Stocks (identified cost $761,486,471)		$790,105,621
Short-Term Investments — 3.1%
Security	Principal Amount (000's omitted)	Value
Aluminum Company of America, Commercial Paper, 5.46%, 10/2/06	$1,500	$1,499,773
Investors Bank and Trust Company Time Deposit, 5.37%, 10/2/06	1,500	1,500,000
Societe Generale Time Deposit, 5.35%, 10/2/06	21,278	21,278,000
Total Short-Term Investments (at amortized cost, $24,277,773)		$24,277,773
Total Investments — 103.6% (identified cost $785,764,244)		$814,383,394

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Covered Call Options Written — (3.6%)
Type of Contract	Number of Contracts	Premium Received	Value
Aflac, Inc., Expires 11/18/06, Strike 45.00	400	$44,799	$(66,000)
Alcoa, Inc., Expires 10/21/06, Strike 30.00	2,190	393,093	(54,750)
Allergan, Inc., Expires 10/21/06, Strike 110.00	620	261,632	(229,400)
Allergan, Inc., Expires 10/21/06, Strike 115.00	190	43,129	(23,750)
Alltel Corp., Expires 10/21/06, Strike 65.00	620	156,235	(285,200)
Altera Corp., Expires 12/16/06, Strike 17.50	935	123,416	(187,000)
Altria Group, Inc., Expires 12/16/06, Strike 85.00	910	228,438	(36,400)
American Express Co., Expires 10/21/06, Strike 52.50	923	135,677	(336,895)
American Express Co., Expires 10/21/06, Strike 55.00	1,065	88,925	(159,750)
Amgen, Inc., Expires 10/21/06, Strike 65.00	299	141,276	(209,300)
Analog Devices, Inc., Expires 12/16/06, Strike 30.00	500	80,997	(71,250)
Apache Corp., Expires 10/21/06, Strike 65.00	580	215,771	(58,000)
Apple Computer, Inc., Expires 10/21/06, Strike 57.50	465	277,596	(925,350)
Apple Computer, Inc., Expires 10/21/06, Strike 75.00	765	231,023	(344,250)
Applied Materials, Inc., Expires 10/21/06, Strike 17.00	1,285	97,657	(128,500)
Assurant, Inc., Expires 01/20/07, Strike 55.00	1,589	273,109	(337,663)
Avalonbay Communities, Inc., Expires 10/21/06, Strike 120.00	480	156,886	(139,200)
Avalonbay Communities, Inc., Expires 10/21/06, Strike 125.00	170	36,039	(13,600)
Bank of New York Co, Inc., Expires 10/21/06, Strike 32.50	2,140	405,747	(620,600)
Bed Bath and Beyond, Inc., Expires 11/18/06, Strike 37.50	1,300	331,087	(273,000)
BHP Billiton, Ltd., Expires 11/18/06, Strike 40.00	675	68,844	(84,375)
BHP Billiton, Ltd., Expires 11/18/06, Strike 45.00	1,270	208,908	(38,100)

Type of Contract	Number of Contracts	Premium Received	Value
Biogen Idec, Inc., Expires 10/21/06, Strike 45.00	1,800	$243,240	$(153,000)
Biomet, Inc., Expires 10/21/06, Strike 32.50	460	72,218	(34,500)
BJ's Wholesale Club, Inc., Expires 12/16/06, Strike 30.00	1,195	133,836	(209,125)
Boeing Co., Expires 11/18/06, Strike 80.00	680	215,553	(163,200)
Borgwarner, Inc., Expires 10/21/06, Strike 60.00	990	249,690	(29,700)
C.R. Bard, Inc., Expires 10/21/06, Strike 70.00	425	181,469	(231,625)
C.R. Bard, Inc., Expires 10/21/06, Strike 75.00	675	163,345	(111,375)
Capital One Financial Corp., Expires 12/16/06, Strike 75.00	290	78,153	(194,300)
Caremark Rx, Inc., Expires 12/16/06, Strike 60.00	1,055	153,097	(171,965)
Charles Schwab Corp., Expires 12/16/06, Strike 15.00	2,245	399,597	(707,175)
Chevron Corp., Expires 12/16/06, Strike 65.00	820	335,780	(213,200)
Cintas Corp., Expires 11/18/06, Strike 35.00	210	47,244	(128,100)
Cisco Systems, Inc., Expires 10/21/06, Strike 20.00	2,140	234,323	(663,400)
Cisco Systems, Inc., Expires 10/21/06, Strike 22.5.0	1,571	123,320	(125,680)
Citigroup Inc., Expires 12/16/06, Strike 50.00	2,376	266,104	(285,120)
Colgate-Palmolive Co., Expires 11/18/06, Strike 60.00	1,275	321,590	(369,750)
Comcast Corp., Class A, Expires 10/21/06, Strike 32.50	2,160	335,027	(993,600)
Comcast Corp., Expires 10/21/06, Strike 35.00	1,160	50,458	(261,000)
Corning, Inc., Expires 11/18/06, Strike 20.00	1,400	178,144	(714,000)
Corning, Inc., Expires 11/18/06, Strike 25.00	1,980	165,325	(247,500)
Deere & Co., Expires 12/16/06, Strike 75.00	350	142,446	(386,750)
Deutsche Bank AG, Expires 10/21/06, Strike 110.00	150	91,797	(166,500)
Diamond Offshore Drilling, Inc., Expires 12/16/06, Strike 75.00	645	397,953	(264,450)
Donnelley (R.R.) & Sons Co., Expires 12/16/06, Strike 30.00	570	120,836	(199,500)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
E*Trade Financial Corp., Expires 10/21/06, Strike 22.50	775	$116,804	$(139,500)
Ecolab, Inc., Expires 10/21/06, Strike 40.00	1,950	427,874	(599,625)
Edwards Lifesciences Corp., Expires 11/18/06, Strike 45.00	1,384	324,748	(370,220)
Electronic Data Systems Corp., Expires 12/16/06, Strike 25.00	3,210	206,332	(304,950)
Emerson Electric Co., Expires 12/16/06, Strike 80.00	590	269,622	(348,100)
Exelon Corp., Expires 10/21/06, Strike 60.00	1,356	186,089	(271,200)
Federated Department Stores, Inc., Expires 11/18/06, Strike 42.50	925	172,970	(222,000)
Federated Department Stores, Inc., Expires 11/18/06, Strike 37.50	1,235	317,385	(790,400)
Fisher Scientific International, Inc., Expires 12/16/06, Strike 80.00	500	144,935	(147,500)
Fluor Corp., Expires 10/21/06, Strike 80.00	207	26,292	(20,700)
Fluor Corp., Expires 10/21/06, Strike 85.00	715	419,692	(10,725)
Freddie Mac, Expires 10/21/06, Strike 65.00	685	116,104	(131,520)
General Dynamics Corp., Expires 1/20/07, Strike 70.00	1,296	553,375	(596,160)
Goldman Sachs Group, Inc., Expires 10/21/06, Strike 155.00	200	119,396	(316,000)
Goldman Sachs Group, Inc., Expires 10/21/06, Strike 165	324	167,503	(217,080)
Google, Inc., Expires 12/16/06, Strike 400.00	50	79,847	(135,500)
Halliburton Co., Expires 10/21/06, Strike 30.00	1,290	62,563	(45,150)
Halliburton Co., Expires 10/21/06, Strike 32.50	2,150	327,843	(10,750)
Harrah's Entertainment, Inc., Expires 01/20/07, Strike 70.00	635	166,365	(203,200)
Harrah's Entertainment, Inc., Expires 11/18/06, Strike 75.00	300	143,096	(22,500)
Hewlett-Packard Co., Expires 11/18/06, Strike 35.00	1,738	403,051	(521,400)
Intel Corp., Expires 01/20/07, Strike 20.00	1,185	104,869	(189,600)
International Business Machines Corp., Expires 10/21/06, Strike 80.00	445	136,611	(131,275)
Johnson & Johnson, Expires 10/21/06, Strike 60.00	725	219,175	(361,050)

Type of Contract	Number of Contracts	Premium Received	Value
Johnson & Johnson, Expires 10/21/06, Strike 65.00	822	$48,085	$(69,870)
JPMorgan Chase & Co., Expires 12/16/06, Strike 45.00	990	205,074	(287,100)
L-3 Communications Holdings, Inc., Expires 10/21/06, Strike 80.00	720	137,628	(64,800)
Lincoln National Corp., Expires 10/21/06, Strike 55.00	180	52,609	(135,000)
Lincoln National Corp., Expires 10/21/06, Strike 60.00	1,135	203,215	(283,750)
Linear Technology Corp., Expires 11/18/06, Strike 35.00	615	127,301	(18,450)
Medco Health Solutions, Inc., Expires 10/21/06, Strike 60.00	1,464	507,992	(204,960)
Medtronic, Inc., Expires 11/18/06, Strike 47.50	697	105,252	(78,761)
Mellon Financial Corp., Expires 12/16/06, Strike 35.00	805	90,157	(362,250)
Merril Lynch & Co., Inc., Expires 10/21/06, Strike 70.00	1,154	446,584	(1,084,760)
Microsoft Corp., Expires 01/20/07, Strike 27.00	2,025	206,543	(283,500)
Microsoft Corp., Expires 10/21/06, Strike 25.00	1,185	75,245	(290,325)
Nabors Industries, Ltd., Expires 12/16/06, Strike 35.00	1,155	221,753	(63,525)
Newmont Mining Corp., Expires 12/16/06, Strike 50.00	1,805	490,945	(117,325)
NIKE, Inc., Expires 10/21/06, Strike 85.00	880	171,980	(316,800)
Noble Corp., Expires 12/16/06, Strike 70.00	655	260,911	(137,550)
Northrop Grumman Corp., Expires 11/18/06, Strike 65.00	320	98,237	(124,800)
Northrop Grumman Corp., Expires 11/18/06, Strike 70.00	836	91,539	(87,780)
Omnicare, Inc., Expires 12/16/06, Strike 47.50	410	164,823	(48,175)
Paychex, Inc., Expires 12/16/06, Strike 35.00	1,890	310,895	(491,400)
Precision Castparts Corp., Expires 01/20/07, Strike 65.00	555	166,217	(199,800)
Procter & Gamble Co., Expires 1/20/07, Strike 60.00	365	131,213	(138,700)
Procter & Gamble Co., Expires 10/21/06, Strike 60.00	455	28,892	(109,200)
Respironics, Inc., Expires 10/21/06, Strike 35.00	1,630	456,546	(619,400)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
Rogers Corp., Expires 12/16/06, Strike 65.00	485	$119,791	$(130,950)
SAP AG, Expires 12/16/06, Strike 45.00	290	84,677	(165,300)
Schlumberger, Ltd., Expires 11/18/06, Strike 67.50	1,065	461,163	(117,150)
Schlumerger, Ltd., Expires 11/18/06, Strike 62.50	167	26,270	(51,770)
Seagate Technology, Expires 1/20/07, Strike 22.50	1,140	150,475	(267,900)
Staples, Inc., Expires 12/16/06, Strike 22.50	2,020	269,662	(515,100)
Starwood Hotels & Resorts Worldwide, Inc., Expires 11/18/06, Strike 60.00	1,711	708,855	(273,760)
Suncor Energy, Inc., Expires 12/16/06, Strike 85.00	295	223,308	(35,990)
Time Warner, Inc., Expires 10/21/06, Strike 16.00	1,460	136,506	(343,100)
TXU Corp., Expires 10/21/06, Strike 65.00	1,488	330,653	(119,040)
Tyco International, Ltd., Expires 10/21/06, Strike 27.50	1,155	130,834	(80,850)
UBS AG, Expires 01/20/07, Strike 60.00	1,310	317,010	(337,325)
United Technologies Corp., Expires 11/18/06, Strike 65.00	1,250	228,043	(143,750)
Verizon Communications, Inc., Expires 01/20/07, Strike 37.50	1,610	184,339	(201,250)
W. R. Berkley Corp., Expires 01/20/07, Strike 35.00	1,125	219,571	(275,625)
Wachovia Corp., Expires 10/21/06, Strike 55.00	1,285	140,475	(192,750)
Walgreen Co., Expires 10/21/06, Strike 42.50	1,505	334,100	(331,100)
Wal-Mart Stores, Inc., Expires 12/16/06, Strike 47.50	545	71,938	(173,855)
Williams Co., Inc., Expires 11/18/06, Strike 22.50	881	133,908	(180,605)
Williams Co., Inc., Expires 11/18/06, Strike 25.00	1,990	267,766	(129,350)
Willis Group Holdings, Ltd., Expires 1/20/07, Strike 40.00	2,223	84,098	(244,530)
Wm. Wrigley Jr. Co., Expires 12/16/06, Strike 45.00	310	90,982	(68,200)
Wyeth, Expires 10/21/06, Strike 47.50	495	91,325	(183,150)

Type of Contract	Number of Contracts	Premium Received	Value
Wyeth, Expires 10/21/06, Strike 50.00	1,028	$230,563	$(174,760)
Yum! Brands, Inc., Expires 10/21/06, Strike 55.00	1,600	287,191	(64,000)
Total Call Options Written (premiums received $24,036,509)			$(28,172,094)
Other Assets, Less Liabilities — (0.0)%			$266,201

Net Assets — 100.0%	$786,477,501

ADR - American Depository Receipt

(1)  A portion of each common stock holding has been segregated as collateral for it's corresponding options written.

(2)  Non-income producing security.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of September 30, 2006

Assets
Investments, at value (identified cost, $785,764,244)	$814,383,394
Cash	1,127
Receivable for investments sold	6,499
Receivable from the transfer agent	429,172
Receivable from the investment adviser	33,502
Dividends and interest receivable	576,672
Tax reclaim receivable	46,116
Total assets	$815,476,482
Liabilities
Written options outstanding, at value (premiums received $24,036,509)	$28,172,094
Payable to affiliate for investment advisory fees	643,289
Accrued expenses	183,598
Total liabilities	$28,998,981
Net Assets applicable to common shares	$786,477,501
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 39,522,203 shares issued and outstanding	$395,006
Additional paid-in capital	753,946,808
Undistributed net realized gain (computed on the basis of identified cost)	7,652,122
Net unrealized appreciation (computed on the basis of identified cost)	24,483,565
Net Assets applicable to common shares	$786,477,501
Net Asset Value Per Common Share
($786,477,501 ÷ 39,522,203 common shares issued and outstanding)	$19.90

Statement of Operations

For the Year Ended
September 30, 2006

Investment Income
Dividends (net of foreign taxes, $64,299)	$10,664,034
Interest	1,576,397
Total investment income	$12,240,431
Expenses
Investment adviser fee	$7,872,133
Trustees' fees and expenses	10,912
Custodian fee	279,524
Printing and postage	164,067
Legal and accounting services	71,515
Transfer and dividend disbursing agent fees	61,408
Miscellaneous	101,523
Total expenses	$8,561,082
Deduct — Reduction of custodian fee	$724
Reduction of investment adviser fee	1,687
Total expense reductions	$2,411
Net expenses	$8,558,671
Net investment income	$3,681,760
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$34,764,013
Written option transactions	31,261,879
Disposal of options in violation of restrictions	(33,502)
Foreign currency transactions	106
Net realized gain	$65,992,496
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(17,862,281)
Written option transactions	10,648,894
Net change in unrealized appreciation (depreciation)	$(7,213,387)
Net realized and unrealized gain	$58,779,109
Net increase in net assets from operations	$62,460,869

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended September 30, 2006	Period Ended September 30, 2005(1)
From operations — Net investment income	$3,681,760	$2,001,260
Net realized gain from investment transactions, written option transactions, and foreign currency transactions	65,992,496	49,351,543
Net change in unrealized appreciation (depreciation) from investments and written options.	(7,213,387)	31,696,952
Net increase in net assets from operations	$62,460,869	$83,049,755
Distributions to shareholders from Net investment income	$(3,667,055)	$(2,015,965	)(3)
Net realized gains	(61,234,379)	(46,457,538	)(3)
Total distributions to shareholders	$(64,901,434)	$(48,473,503)
Capital share transactions — Proceeds from sale of shares	$—	$747,287,500	(2)
Reinvestment of distributions to shareholders	1,476,201	6,235,140
Offering costs	—	(757,027)
Net increase in net assets from capital share transactions	$1,476,201	$752,765,613
Net increase (decrease) in net assets	$(964,364)	$787,341,865
Net Assets
At beginning of year	$787,441,865	$100,000
At end of year	$786,477,501	$787,441,865
Distributions in excess of net investment income included in net assets
At end of year	$—	$(14,705)

(1)  For the period from the start of business, October 29, 2004, to September 30, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $35,212,500.

(3)  Amount for period ended September 30, 2005 has been changed to reflect distributions to shareholders in conformity with current year presentation.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended September 30,
	2006(1)	2005(1)(2)
Net asset value — Beginning of year	$19.960	$19.100	(3)
Income (loss) from operations
Net investment income	$0.093	$0.051
Net realized and unrealized gain	1.491 (4)	2.061
Total income from operations	$1.584	$2.112
Less distributions
From net investment income	$(0.093)	$(0.051	)(7)
From net realized gains	(1.551)	(1.182	)(7)
Total distributions	$(1.644)	$(1.233)
Common share offering costs	$—	$(0.019)
Net asset value — End of period	$19.900	$19.960
Market value — End of period	$20.070	$19.890
Total Investment Return on Net Asset Value(5)	8.46%	11.24	%(6)
Total Investment Return on Market Value(5)	9.77%	10.85	%(6)
Ratios/Supplemental Data
Net assets at end of year (000's omitted)	$786,478	$787,442
Expenses before custodian fee reduction	1.09%	1.09	%(8)
Expenses after custodian fee reduction	1.09%	1.09	%(8)
Net investment income	0.47%	0.28	%(8)
Portfolio Turnover	84%	84%

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, October 29, 2004, to September 30, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  During the year ended September 30, 2006, the investment adviser reimbursed the Fund for a net realized loss incurred from the closing out of a written option position that did not meet the Fund's investment guidelines. The reimbursement was less than $0.01 per share and had no net effect on total return for the year ended September 30, 2006.

(5)  Returns are historical and are calculated by determining the percentage change in market value or net asset value with all distributions reinvested. Total investment return on net asset value and total return on market value are not computed on an annulized basis.

(6)  Total investment return on net asset value for the Fund's initial period is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value for the Fund's initial period is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(7)  Amount for period ended September 30, 2005 has been changed to reflect distributions to shareholders in conformity with current year presentation.

(8)  Annualized.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated August 11, 2004. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of large- and mid-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for a trade date basis. Realized gains and losses are computed on the specific identification of the security sold.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income and at least one distribution annually of all or substantially all of its net long-term realized capital gains, if any. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions paid for the year ended September 30, 2006 and the period from the start of business October 29, 2004 to September 30, 3005 were as follows:

	Year Ended September 30,
	2006	2005
Distributions declared from:

Ordinary Income	$59,489,847	$48,473,503

Long term capital gain	5,411,587	—

As of September 30, 2006, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed income	$5,791,430
Undistributed long-term capital gain	$2,915,782
Unrealized appreciation	$23,428,475

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the year ended September 30, 2006, the advisory fee amounted to $7,872,133. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM serves as administrator to the Fund, but currently receives no compensation for providing administrative services to the Fund.

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the year ended September 30, 2006, the Investment Adviser waived $1,687 of its advisory fee.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

EVM made a voluntary reimbursement to compensate the Fund for a realized loss of $33,502 incurred from the closing out of a written option position that did not meet the Fund's investment guidelines.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $662,969,518 and $677,863,029 respectively, for the year ended September 30, 2006.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at September 30, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$786,819,334
Gross unrealized appreciation	$47,751,053
Gross unrealized depreciation	(20,186,993)
Net unrealized appreciation	$27,564,060

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended September 30,
	2006	2005(1)
Sales	—	39,130,000
Issued to shareholders electing to receive payments of distributions in Fund shares	74,913	317,290
Net increase	74,913	39,447,290

(1) For the period from the start of business, October 29, 2004, to September 30, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2006 is included in the Portfolio of Investments.

Written call options activity for the year ended September 30, 2006 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of year	104,721	$21,738,718
Options written	394,619	80,610,424
Options terminated in closing purchase transactions	(267,342)	(53,308,069)
Options exercised	(102,264)	(23,309,027)
Options expired	(8,690)	(1,695,537)
Outstanding, end of year	121,044	$24,036,509

At September 30, 2006, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Funds are currently evaluating the impact of applying the various provisions of FIN 48.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Enhanced Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from the start of business, October 29, 2004, to September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Enhanced Equity Income Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period from the start of business, October 29, 2004, to September 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2006

Eaton Vance Enhanced Equity Income Fund as of September 30, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income — The Fund designates approximately $10,728,333, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction — Corporate Shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary dividends, 13.9% qualifies for the corporate dividends received deduction.

Eaton Vance Enhanced Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Enhanced Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Enhanced Equity Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of September 30, 2006, our records indicate that there are 45 registered shareholders and approximately 38,500 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOI.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser and sub-adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any such sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Enhanced Equity Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. Specifically, the Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser, Sub-adviser and their respective affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (October 2004) through September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees").

As part of its review, the Board considered the Fund's management fee and total expense ratio for the period from inception (October 2004) through September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Enhanced Equity Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2008. 3 years. Trustee and Vice President since 2004	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 167 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	167	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	167	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2008. 3 years. Trustee since 2004 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	167	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2009. 3 years. Trustee since 2004	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	167	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2004	Professor of Law, Georgetown University Law Center.	167	None

Norton H. Reamer 9/21/35	Trustee	Until 2007. 3 years. Trustee since 2004	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	167	None

Eaton Vance Enhanced Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 2004	Professor of Law, University of California at Los Angeles School of Law.	167	None

Ralph F. Verni 1/26/43	Trustee	Until 2007. 3 years. Trustee since 2005	Consultant and private investor.	167	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2004	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 67 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2004	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer EVC, EVM and BMR. Officer of 68 registered investment companies and 5 private investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2004	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2004	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 167 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer since 2004.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund
Rampart Investment Management

One International Place
Boston, MA 02110

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Enhanced Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2285-11/06  CE-EEIFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2005 and September 30, 2006 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	9/30/05	9/30/06

Audit Fees	$38,150	$39,670

Audit-Related Fees(1)

Tax Fees(2)	15,750	16,350

All Other Fees(3)	0	0

Total	$53,900	$56,020

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended September 30, 2005 and the fiscal year ended September 30, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	9/30/05	9/30/06

Registrant	$15,750	$16,350

Eaton Vance(1)	$223,443	$72,100

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Walter A. Row, Lewis R. Piantedosi and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments, providing the sub-adviser with research support and supervising the performance of the sub-adviser, Rampart Investment Management Company, Inc. (“Rampart”). Mr. Row and Mr. Piantedosi are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio.   Mr. Row is a Vice President and the Director of Equity Research at EVM.  He is a member of EVM’s Equity Strategy Committee, manages other Eaton Vance registered investment companies and has been an equity analyst and member of EVM’s equity research team since 1996.  Mr. Piantedosi is a Vice President of EVM. He is a member of EVM’s Equity Strategy Committee and co-manager of other Eaton Vance registered investment companies. He first joined Eaton Vance’s equity group in 1999.

Ronald M. Egalka and David R. Fraley are responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.  Mr. Fraley is Managing Director/Manager of Marketing and Client Service at Rampart.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	6	$5,385.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Lewis R. Piantedosi
Registered Investment Companies	4	$6,928.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Ronald M. Egalka
Registered Investment Companies	5	$5,382.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	380	$1,177.2	0	$0
David R. Fraley
Registered Investment Companies	2	$1,692.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	380	$1,177.2	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	None
Lewis R. Piantedosi	None
Ronald M. Egalka	$10,001-$50,000
David R. Fraley	$10,001-$50,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM and the sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Rampart

The identified Rampart portfolio managers are founding shareholders of Rampart. The compensation of the portfolio managers has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio managers, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers’ salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	November 17, 2006

By:	/s/ Duncan W. Richardson
Duncan W, Richardson
President

Date:	November 17, 2006